SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

First Capital, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FIRST CAPITAL, INC.

220 Federal Drive, N.W.

Corydon, Indiana 47112

(812) 738-2198

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 22, 2013

Name

Address

City, State Zip Code

As part of our efforts to cut unnecessary expenses and conserve the environment, we have elected to provide Internet access to the proxy statement for our 2013 annual meeting of shareholders and to our 2012 annual report to shareholders, rather than mailing paper copies of these materials. This reduces postage and printing expenses and paper waste. The proxy statement and annual report are available at:

http://www.cfpproxy.com/4684

The annual meeting of shareholders will be held at First Harrison Bank’s main office, 220 Federal Drive, N.W., Corydon, Indiana, on Wednesday, May 22, 2013, at 12:00 noon, local time. The matters to be acted on are:

1.	The election of five directors to serve for a term of three years;

2.	The ratification of the selection of Monroe Shine & Co., Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2013; and

3.	The approval of an advisory vote on the compensation of the Company’s named executive officers as disclosed in the proxy statement.

4.	An advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers; and

5.	The transaction of such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

The Board of Directors of First Capital, Inc. recommends voting “FOR” proposals 1 through 3 and voting “ONE YEAR” with respect to proposal 4. To vote, you must have been a shareholder at the close of business on March 28, 2013.

On or about April 22, 2013, we will mail to you a proxy card that will reflect the proposals to be voted on at the annual meeting. You may vote on-line, by phone, by mail or in person. If you wish to vote on-line or by phone, you will need your Shareholder Control Number which can be found in the bottom right hand corner of this notice and the web address and/or toll-free phone number, both of which will be included on the proxy card. No other personal information will be required in order to vote online or by telephone. If you wish to vote by mail, simply cast your vote on the proxy card you will receive and sign, date and return it in the accompanying business reply envelope. If you wish to vote in person at the annual meeting, simply check the box on the proxy card indicating that you plan to attend the meeting. We ask that you cast your vote promptly. Thank you for your continued support!

This communication presents only an overview of the complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper copy of the proxy materials, you can request one at any time. There is no charge to you for requesting a copy. Please make your request by May 10, 2013 to ensure delivery before the annual meeting.

To request a paper copy of the proxy materials, you will need your Shareholder Control Number that can be found in the lower right hand corner of this notice. Then, either:

•	Call our toll-free number, (800) 951-2405; or

•	Visit our website at http://www.cfpproxy.com/4684; or

•	Send us an email at fulfillment@rtco.com and enter the Shareholder Control Number when prompted or, if you send us an email, enter it in the subject line.

‘Shareholder Control Number’